Genworth Variable Insurance Trust

Supplement Dated November 20, 2009
to the Prospectus Dated May 1, 2009

Information Regarding Pending Changes to the
Genworth Legg Mason Western Asset Core Plus Bond Fund

The Board of Trustees of Genworth Variable Insurance Trust has approved a number of changes to the Genworth Legg Mason Western Asset Core Plus Bond Fund that are expected to become effective in December 2009.  The nature of the changes are a new investment strategy (changing from an actively managed bond fund to an enhanced index bond fund), a new name to reflect the new strategy, a new sub-adviser to implement the strategy, and a lower fee and expense structure.  Variable contract holders who invest in the Fund will receive revised Prospectus disclosure describing the changes, as well an Information Statement providing details regarding the new sub-adviser.

Please retain this Supplement with your Prospectus for future reference.